UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

                  QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
                    REGISTERED MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-09243
                                                    ------------

                            The Gabelli Utility Trust
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               -------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
               -------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                               -----------

                    Date of reporting period: March 31, 2007
                                             ----------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.
The Schedule(s) of Investments is attached herewith.


                            THE GABELLI UTILITY TRUST

                              First Quarter Report
                                 March 31, 2007



TO OUR SHAREHOLDERS,

      During the first quarter of 2007, The Gabelli Utility Trust's (the "Fund") total return was 5.23% on a net asset value ("NAV") basis while the Standard & Poor's ("S&P") 500 Utility Index rose 9.29% and the Lipper Utility Fund Average rose 7.74%. The Fund's market price on March 31, 2007 was $10.00, which equates to an 18.62% premium to its NAV of $8.43. The Fund's market price, adjusted for distributions, rose 2.54% during the first quarter of 2007.

      Enclosed is the investment portfolio as of March 31, 2007.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2007 (A)

                                                                                                              Since
                                                                                                            Inception
                                                            Quarter    1 Year      3 Year      5 Year      (07/09/99)
---------------------------------------------------------------------------------------------------------------------
  GABELLI UTILITY TRUST
    NAV TOTAL RETURN (B)...............................      5.23%     29.76%       17.93%     12.78%        11.69%
    INVESTMENT TOTAL RETURN (C) .......................      2.54      19.52         9.19       8.34         12.49
  S&P 500 Utilities Index..............................      9.29      33.77        22.23      10.42          6.78
  Lipper Utility Fund Average..........................      7.74      31.44        22.48      13.29          7.36

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE S&P 500 UTILITIES INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NAV PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.

--------------------------------------------------------------------------------
We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                             SCHEDULE OF INVESTMENTS
                           MARCH 31, 2007 (UNAUDITED)

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

               COMMON STOCKS -- 92.5%
               AEROSPACE -- 0.2%
      65,000   Rolls-Royce Group plc+........  $    632,195
   3,848,000   Rolls-Royce Group plc, Cl. B..         7,761
                                               ------------
                                                    639,956
                                               ------------
               AGRICULTURE -- 0.0%
         800   Cadiz Inc.+...................        20,352
                                               ------------
               AUTOMOTIVE -- 0.5%
      50,000   ADESA Inc.....................     1,381,500
                                               ------------
               CABLE AND SATELLITE -- 2.2%
       3,500   Cablevision Systems Corp., Cl. A+    106,505
       5,000   Cogeco Cable Inc..............       179,082
      20,000   Cogeco Inc....................       653,963
       7,500   Comcast Corp., Cl. A+.........       194,625
      50,000   EchoStar Communications Corp.,
                 Cl. A+ .....................     2,171,500
      35,000   Liberty Global Inc., Cl. A+...     1,152,550
      20,000   Liberty Global Inc., Cl. C+...       612,800
      12,000   Rogers Communications Inc., Cl. B    393,120
      60,000   The DIRECTV Group Inc.+.......     1,384,200
                                               ------------
                                                  6,848,345
                                               ------------
       UNITS
       -----
               CLOSED-END FUNDS -- 0.0%
       4,350   Bell Aliant Regional Communications
                 Income Fund+ (a)(c).........       111,273
                                               ------------
      SHARES
      ------
               COMMUNICATIONS EQUIPMENT -- 0.6%
     280,000   The Furukawa Electric Co. Ltd.     1,710,794
                                               ------------
               CONSUMER PRODUCTS -- 0.3%
      20,000   The Scotts Miracle-Gro Co., Cl. A    880,600
                                               ------------
               DIVERSIFIED INDUSTRIAL -- 0.8%
      18,000   Catalytica Energy Systems Inc.+       25,920
      12,000   Cooper Industries Ltd., Cl. A.       539,880
      50,000   General Electric Co...........     1,768,000
                                               ------------
                                                  2,333,800
                                               ------------
               ENERGY AND UTILITIES: ALTERNATIVE ENERGY -- 0.2%
      12,000   Ormat Technologies Inc........       503,520
                                               ------------
               ENERGY AND UTILITIES: ELECTRIC INTEGRATED -- 46.0%
     315,000   Allegheny Energy Inc.+........    15,479,100
      23,000   ALLETE Inc....................     1,072,260
      75,000   Alliant Energy Corp...........     3,361,500
      10,000   Ameren Corp...................       503,000
      80,000   American Electric Power Co. Inc.   3,900,000
     700,000   Aquila Inc.+..................     2,926,000
       6,000   Avista Corp...................       145,380

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

      35,000   Black Hills Corp..............  $  1,286,950
      30,000   Cleco Corp....................       774,900
     185,000   CMS Energy Corp...............     3,293,000
      76,000   Constellation Energy Group Inc.    6,608,200
       5,000   Dominion Resources Inc........       443,850
     160,000   DPL Inc.......................     4,974,400
      24,000   DTE Energy Co.................     1,149,600
     200,000   Duke Energy Corp..............     4,058,000
      90,000   Edison International..........     4,421,700
     189,300   El Paso Electric Co.+.........     4,988,055
       3,000   Entergy Corp..................       314,760
      53,000   FirstEnergy Corp..............     3,510,720
     131,500   Florida Public Utilities Co...     1,630,600
     110,000   FPL Group Inc.................     6,728,700
     105,000   Great Plains Energy Inc.......     3,407,250
      62,000   Green Mountain Power Corp.....     2,161,940
      50,000   Hawaiian Electric Industries Inc.  1,299,500
      94,900   Integrys Energy Group Inc.....     5,267,899
      62,000   Maine & Maritimes Corp.+......     1,178,000
      66,000   MGE Energy Inc................     2,340,360
      45,000   NiSource Inc..................     1,099,800
      40,000   NorthWestern Corp.............     1,417,200
     100,000   OGE Energy Corp...............     3,880,000
      24,000   Otter Tail Corp...............       821,760
      48,000   PG&E Corp.....................     2,316,960
      20,000   PNM Resources Inc.............       646,000
     100,000   Progress Energy Inc...........     5,044,000
      40,000   Progress Energy Inc., CVO+....        12,800
      20,000   Public Service Enterprise
                 Group Inc. .................     1,660,800
      35,000   Puget Energy Inc..............       898,800
      60,000   SCANA Corp....................     2,590,200
      30,000   Sierra Pacific Resources+.....       521,400
     105,000   TECO Energy Inc...............     1,807,050
      20,000   The Empire District Electric Co.     496,000
     100,000   TXU Corp......................     6,410,000
     145,000   Unisource Energy Corp.........     5,444,750
      30,700   Unitil Corp...................       834,119
      47,000   Vectren Corp..................     1,344,200
     252,500   Westar Energy Inc.............     6,948,800
      80,000   Wisconsin Energy Corp.........     3,881,600
     200,000   Xcel Energy Inc...............     4,938,000
                                               ------------
                                                140,239,863
                                               ------------
               ENERGY AND UTILITIES:
               ELECTRICTRANSMISSION AND DISTRIBUTION -- 8.2%
      50,000   CH Energy Group Inc...........     2,434,500
      57,000   Consolidated Edison Inc.......     2,910,420
     190,000   Duquesne Light Holdings Inc...     3,760,100
      80,000   Energy East Corp..............     1,948,800
     135,000   Northeast Utilities...........     4,423,950
     215,000   NSTAR.........................     7,550,800
      22,500   Pepco Holdings Inc............       652,950
      36,666   UIL Holdings Corp.............     1,272,310
                                               ------------
                                                 24,953,830
                                               ------------

               See accompanying notes to schedule of investments.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2007 (UNAUDITED)

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES: GLOBAL UTILITIES -- 3.1%
       1,500   Areva SA......................  $  1,459,844
       8,000   Chubu Electric Power Co. Inc..       274,949
       9,600   Electric Power Development
                 Co. Ltd. ...................       483,096
      20,000   Endesa SA.....................     1,081,500
     200,000   Enel SpA......................     2,140,023
     300,000   Hera SpA......................     1,262,373
       8,000   Hokkaido Electric Power Co. Inc.     212,491
       8,000   Hokuriku Electric Power Co....       176,850
      30,000   Korea Electric Power Corp., ADR      600,000
       8,000   Kyushu Electric Power Co. Inc.       227,427
       2,000   Niko Resources Ltd............       145,414
       8,000   Shikoku Electric Power Co. Inc.      191,107
       8,000   The Chugoku Electric
                 Power Co. Inc. .............       178,887
       8,000   The Kansai Electric
                 Power Co. Inc. .............       230,143
       8,000   The Tokyo Electric
                 Power Co. Inc. .............       273,591
      15,000   Tohoku Electric Power Co. Inc.       380,601
                                               ------------
                                                  9,318,296
                                               ------------
               ENERGY AND UTILITIES: MERCHANT ENERGY -- 1.9%
      20,000   Calpine Corp.+................        41,000
      35,810   Dynegy Inc., Cl. A+ ..........       331,601
       8,130   Mirant Corp.+ ................       328,940
     300,000   Mirant Corp. Escrow (c)+......             0
     230,000   The AES Corp.+ ...............     4,949,600
                                               ------------
                                                  5,651,141
                                               ------------
               ENERGY AND UTILITIES: NATURAL GAS INTEGRATED -- 8.8%
     170,000   El Paso Corp..................     2,459,900
      34,200   EnergySouth Inc...............     1,434,006
     100,000   Kinder Morgan Inc.............    10,645,000
     105,000   National Fuel Gas Co..........     4,542,300
     100,000   ONEOK Inc.....................     4,500,000
     110,000   Southern Union Co.............     3,342,900
                                               ------------
                                                 26,924,106
                                               ------------
               ENERGY AND UTILITIES: NATURAL GAS UTILITIES -- 8.5%
      28,000   AGL Resources Inc. ...........     1,196,160
      50,000   Atmos Energy Corp.............     1,564,000
      60,000   Cascade Natural Gas Corp......     1,581,000
      10,000   Chesapeake Utilities Corp.....       309,400
       3,000   Corning Natural Gas Corp.+....        45,750
      29,700   Delta Natural Gas Co. Inc.....       742,500
     127,000   KeySpan Corp. ................     5,226,050
      90,000   Nicor Inc. ...................     4,357,800
      35,000   Piedmont Natural Gas Co. Inc.        923,300
       6,000   RGC Resources Inc. ...........       170,100
     300,000   SEMCO Energy Inc.+............     2,286,000
     130,000   Southwest Gas Corp............     5,053,100
     100,000   Spectra Energy Corp. .........     2,627,000
                                               ------------
                                                 26,082,160
                                               ------------

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

               ENERGY AND UTILITIES: OIL -- 0.6%
       4,000   Anadarko Petroleum Corp.......  $    171,920
      20,000   Exxon Mobil Corp..............     1,509,000
       4,000   Royal Dutch Shell plc,
                 Cl. A, ADR .................       265,200
                                               ------------
                                                  1,946,120
                                               ------------
               ENERGY AND UTILITIES: SERVICES -- 0.4%
      70,000   ABB Ltd., ADR.................     1,202,600
                                               ------------
               ENERGY AND UTILITIES: WATER -- 2.8%
      14,000   American States Water Co. ....       516,180
      21,333   Aqua America Inc. ............       478,926
      24,750   Artesian Resources Corp., Cl. A      509,850
      20,500   BIW Ltd.......................       361,825
      20,520   California Water Service Group       786,326
       7,500   Connecticut Water Service Inc.       180,375
      51,333   Middlesex Water Co. ..........       944,014
      24,088   Pennichuck Corp. .............       554,506
      80,000   SJW Corp. ....................     3,238,400
       8,101   Southwest Water Co. ..........       116,817
      12,000   Suez SA.......................       632,870
      12,000   Suez SA, Strips+..............           160
       9,000   York Water Co.................       152,100
                                               ------------
                                                  8,472,349
                                               ------------
               ENTERTAINMENT -- 0.8%
      60,000   Time Warner Inc. .............     1,183,200
      30,000   Vivendi ......................     1,219,092
                                               ------------
                                                  2,402,292
                                               ------------
               EQUIPMENT AND SUPPLIES -- 0.0%
      50,000   Capstone Turbine Corp.+.......        53,000
       3,000   Mueller Industries Inc. ......        90,300
                                                -----------
                                                    143,300
                                               ------------
               FOOD AND BEVERAGE -- 0.0%
       2,000   Dean Foods Co.+...............        93,480
                                               ------------
               METALS AND MINING -- 0.2%
      20,000   Compania de Minas
                 Buenaventura SA, ADR........       599,000
       3,000   Peabody Energy Corp...........       120,720
                                               ------------
                                                    719,720
                                               ------------
               PUBLISHING -- 0.0%
       3,000   Idearc Inc....................       105,300
                                               ------------
               REAL ESTATE -- 0.1%
       4,050   Brookfield Asset Management Inc.,
                 Cl. A  .....................       211,653
                                               ------------
               SPECIALTY CHEMICALS -- 1.1%
     100,000   MacDermid Inc.................     3,487,000
                                               ------------
               TELECOMMUNICATIONS -- 3.8%
      46,500   AT&T Inc......................     1,833,495
      54,900   BCE Inc.......................     1,552,572
      30,000   BT Group plc, ADR.............     1,800,300

               See accompanying notes to schedule of investments.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2007 (UNAUDITED)

                                                    MARKET
     SHARES                                         VALUE
     ------                                         ------

               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
     197,000   Cincinnati Bell Inc.+.........  $    925,900
       7,833   Citizens Communications Co....       117,103
      20,000   D&E Communications Inc........       266,400
      22,000   Deutsche Telekom AG, ADR......       363,660
       2,000   France Telecom SA, ADR........        52,800
         200   Hutchison Telecommunications
                 International Ltd.+.........           405
         500   Mobistar SA ..................        42,280
         200   PT Indosat Tbk................           137
       1,200   Tele2 AB, Cl. B...............        19,677
       6,000   Telecom Italia SpA, ADR.......       171,960
      40,000   Touch America Holdings Inc.+..             5
     115,000   Verizon Communications Inc. ..     4,360,800
                                               ------------
                                                 11,507,494
                                               ------------
               TRANSPORTATION -- 0.4%
      25,000   GATX Corp.....................     1,195,000
       3,200   General Maritime Corp.........        92,416
                                               ------------
                                                  1,287,416
                                               ------------
               WIRELESS COMMUNICATIONS -- 1.0%
         600   America Movil SAB de CV,
                 Cl. L, ADR .................        28,674
       2,000   China Mobile Ltd., ADR........        89,700
       2,000   China Unicom Ltd., ADR........        28,300
         200   Cosmote Mobile
                 Telecommunications SA ......         5,990
       4,000   Mobile TeleSystems OJSC, ADR..       223,840
         190   MobileOne Ltd.................           274
       3,000   QUALCOMM Inc..................       127,980
         600   SK Telecom Co. Ltd., ADR......        14,052
         200   SmarTone Telecommunications
                 Holdings Ltd. ..............           231
      28,000   United States Cellular Corp.+.     2,056,600
       6,000   Vimpel-Communications, ADR+...       569,040
                                               ------------
                                                  3,144,681
                                               ------------
               TOTAL COMMON STOCKS...........   282,322,941
                                               ------------

               CONVERTIBLE PREFERRED STOCKS -- 1.5%
               ENERGY AND UTILITIES: NATURAL GAS INTEGRATED -- 0.8%
       2,000   El Paso Corp.,
                4.990% Cv. Pfd. (a)..........     2,565,110
                                               ------------
               TELECOMMUNICATIONS -- 0.7%
      31,033   Citizens Utilities Trust,
                 5.000% Cv. Pfd..............     2,019,007
                                               ------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS............     4,584,117
                                               ------------

     PRINCIPAL                                      MARKET
      AMOUNT                                         VALUE
     ---------                                      ------

               CORPORATE BONDS -- 0.0%
               TELECOMMUNICATIONS -- 0.0%
  $  100,000   Williams Communications
                 Group Inc., Escrow,
                 10.875%, 10/01/09+ (c)(d)..   $          0
                                               ------------
      SHARES
      ------

               WARRANTS -- 0.2%
               ENERGY AND UTILITIES: MERCHANT ENERGY -- 0.2%
      26,107   Mirant Corp., Ser. A,
                 expire 01/03/11+............       553,468
                                               ------------
     PRINCIPAL
      AMOUNT
     ---------

               REPURCHASE AGREEMENTS -- 5.8%
 $17,571,000   Barclays Capital Inc., 5.080%,
                 dated 03/30/07, due 04/02/07,
                 proceeds at maturity,
                 $17,578,438 (b).............    17,571,000
                                               ------------

   TOTAL INVESTMENTS -- 100.0%
     (Cost $234,958,900).....................  $305,031,526
                                               ============

   --------------
            Aggregate book cost..............  $234,958,900
                                               ============
            Gross unrealized appreciation....  $ 71,795,143
            Gross unrealized depreciation....    (1,722,517)
                                               ------------
            Net unrealized appreciation
              (depreciation) ................  $ 70,072,626
                                               ============
   --------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the Rule 144A securities are considered liquid and the market value amounted to $2,676,383 or 0.88% of total investments.
(b) Collateralized by $15,265,000 U.S. Treasury Bond, 6.125%, due 08/15/29, market value $17,922,420.
(c) Securities fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At March 31, 2007, the market value of fair valued securities amounted to $111,273 or 0.04% of total investments.
(d)  Security is in default.
+    Non-income producing security.
ADR  American Depository Receipt
CVO  Contingent Value Obligation


               See accompanying notes to schedule of investments.

                            THE GABELLI UTILITY TRUST
                  NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

1. SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC.

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board.

2. SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts as follows. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series B Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for the Series B Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at March 31, 2007 are as follows:

                                                                                                        NET
              NOTIONAL                              FLOATING RATE*            TERMINATION            UNREALIZED
               AMOUNT           FIXED RATE       (RATE RESET MONTHLY)            DATE               APPRECIATION
               ------           ----------       --------------------            ----               ------------
             $25,000,000           4.00%                  5.32%              June 2, 2010             $666,428

---------------------
* Based on Libor (London Interbank Offered Rate).

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS
ENROLLMENT IN THE PLAN
     It is the policy of The Gabelli Utility Trust (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to issue common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

     SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

                              TRUSTEES AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


TRUSTEES                                                       OFFICERS

Mario J. Gabelli, CFA                                          Bruce N. Alpert
  CHAIRMAN & CHIEF EXECUTIVE OFFICER,                            PRESIDENT
  GAMCO INVESTORS, INC.
                                                               Peter D. Goldstein
Dr. Thomas E. Bratter                                            CHIEF COMPLIANCE OFFICER
  PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY
                                                               James E. McKee
Anthony J. Colavita                                              SECRETARY
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.                                    Agnes Mullady
                                                                 TREASURER
James P. Conn
  FORMER MANAGING DIRECTOR &                                   David I. Schachter
  CHIEF INVESTMENT OFFICER,                                      VICE PRESIDENT & OMBUDSMAN
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                                                               INVESTMENT ADVISER
Vincent D. Enright                                             Gabelli Funds, LLC
  FORMER SENIOR VICE PRESIDENT &                               One Corporate Center
  CHIEF FINANCIAL OFFICER,                                     Rye, New York  10580-1422
  KEYSPAN CORP.
                                                               CUSTODIAN
Frank J. Fahrenkopf, Jr.                                       Mellon Trust of New England, N.A.
  PRESIDENT & CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION                                  COUNSEL
                                                               Willkie Farr & Gallagher LLP
John D. Gabelli
  SENIOR VICE PRESIDENT,                                       TRANSFER AGENT AND REGISTRAR
  GABELLI & COMPANY, INC.                                      Computershare Trust Company, N.A.

Robert J. Morrissey                                            STOCK EXCHANGE LISTING
  ATTORNEY-AT-LAW,                                                                                            5.625%
  MORRISSEY, HAWKINS & LYNCH                                                                  Common        Preferred
                                                                                              ------        ---------
Anthony R. Pustorino                                           NYSE-Symbol:                     GUT          GUT PrA
  CERTIFIED PUBLIC ACCOUNTANT,                                 Shares Outstanding:          29,759,033      1,184,200
  PROFESSOR EMERITUS, PACE UNIVERSITY
                                                               The Net Asset Value per share
Salvatore J. Zizza                                             appears in the Publicly Traded Funds
  CHAIRMAN, ZIZZA & CO., LTD.                                  column, under the heading
                                                               "Specialized Equity Funds," in
                                                               Monday's The Wall Street Journal. It
                                                               is also listed in Barron's Mutual
                                                               Funds/Closed End Funds section under
                                                               the heading "Specialized Equity
                                                               Funds."

                                                               The Net Asset Value per share may be
                                                               obtained each day by calling (914)
                                                               921-5070.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series A Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
WWW.GABELLI.COM


                                                      FIRST QUARTER REPORT
                                                      MARCH 31, 2007









                                                                    GUT Q1/2007

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Utility Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     May 22, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                          Bruce N. Alpert, Principal Executive Officer


Date     May 22, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)* /s/ Agnes Mullady
                         -------------------------------------------------------
                          Agnes Mullady, Principal Financial Officer & Treasurer


Date     May 22, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.